UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

                        AMERICAN LEISURE HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    333-48312               75-2877111
----------------------------     -----------------     ------------------------
(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)

                    Park 80 Plaza East, Saddle Brook, NJ07663
                    -----------------------------------------
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (201) 226-2060

                                      N/A
                        -------------------------------
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Effective August 25, 2004, the client auditor relationship between American Leisure Holdings, Inc. (the "Company") and Bateman & Co., Inc., P.C. ("Bateman") ceased as the former principal independent accountant was dismissed. On that date, the Company's Board of Directors approved a change of accountants and the Company's management engaged Lopez, Blevins, Bork & Associates, LLP ("Lopez") as its principal independent public accountant for the fiscal year ended December 31, 2004. Bateman had been engaged on August 16, 2004, when the audit partner in charge of the Company's account left Malone & Bailey, PPLC ("Malone") who was the Company's principal independent accountant prior to Bateman. The Company reported the change of auditors from Malone to Bateman on Form 8-K filed with the Commission on August 18, 2004. The audit partner left Bateman and joined Lopez.

     Lopez is succeeding Bateman who succeeded Malone. Bateman reviewed the Company's interim financial statements included in the Form 10-QSB filed with the Commission on August 20, 2004.

     During the interim period beginning August 16, 2004 (the date that the Company engaged Bateman) up to and including the date that the relationship with Bateman ceased, there were no disagreements with Bateman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bateman would have caused Bateman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the interim period up to and including the date the relationship with Bateman ceased.

     Malone audited the balance sheet of the Company as of December 31, 2002 and December 31, 2003, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from June 14, 2002 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003. Malone's report on the Company's financial statements for the period from June 14, 2002 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

     In connection with the audit of the Company's financial statements for the period from June 14, 2002 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, there have been no disagreements with Malone on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the period from June 14, 2002 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

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     The Company has authorized Bateman to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's principal independent accountant. The Company has requested that Bateman review the disclosure and Bateman has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

     The Company did not previously consult with Lopez regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Bateman or Malone, the Company's previous principal independent accountants, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the interim period up to an including the date the relationship with Bateman ceased, or the period from June 14, 2002 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

     Lopez has reviewed the disclosure in this report before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 of Regulation S-B. Lopez did not furnish a letter to the Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        Exhibit No.     Description
        -----------     -----------

        16.1(1)         Letter  from  Malone  &  Bailey,  PLLC
        16.2*           Letter from Bateman & Co., Inc., P.C.

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(1)     Filed as Exhibit 16.1 to the Registrant's Form 8-K filed with the
Commission on August 18, 2004, and incorporated herein by reference.

*     Filed  herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEISURE HOLDINGS, INC.

By: /s/ Malcolm J. Wright
    --------------------
    Malcolm J. Wright
    Chief Executive Office

Dated:  March 25, 2005

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